Advance from Customers (Details) - USD ($) $ in Thousands		Sep. 30, 2017	Sep. 30, 2016
Advance from Customers [Abstract]
Advance from third-party customers		$ 368	$ 381
Advances from customers	[1]	$ 368	$ 381

[1]	All of the VIE's assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company's general assets (Note 3).